FORM OF COMMON STOCK CERTIFICATE	Exhibit 4.1

Number
SS-

Shares

SupportSoft™

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 868587 10 6
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.0001 PAR VALUE OF

SUPPORTSOFT, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SUPPORTSOFT, INC. INCORPORATED SEAL DEC. 3, 1997 DELAWARE

CHIEF FINANCIAL OFFICER

CHIEF EXECUTIVE OFFICER AND PRESIDENT

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, INC.
P.O. BOX 1596, DENVER, COLORADO 80201

Transfer Agent and Registrar Authorized Signature

SupportSoft, Inc.

A statement of all of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established by the certificate of Incorporation, as amended, may be obtained by any stockholder upon request and without charge from the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to aplicable laws or regulations:

TEN COM	— as tenants in common
TEN ENT	— as tenants by the entireties
JT TEN	— as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT —                         Custodian
                                                   (Cust)                                 (Minor)
under Uniform Gifts to Minors Act
                                                                         (State)

UNIF TRF MIN ACT —                          Custodian (until age          )
                                                   (Cust)
                         under Uniform Transfers to Minors Act
    (Minor)                                                                                          (State)

Additional abbreviations may also be used though no in the above list.

ASSIGNMENT

For Value Received                                                                                                                hereby sell(s), assigns(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(please print or typewrite name and address, including zip code of assignee(s)

of the Shares of capital stock represented by the within Certificate and do(es) hereby irrevocably constitute and

appoint                                                                                                                                                                                              Attorney

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTE:  The signature to this assignment must correspond with the names as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever. Signature must be guaranteed.

Signature(s) Guaranteed:

By
THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.